Exhibit 10.1A
AMENDMENT #1

TO PHARMACY SERVICES MASTER SERVICES AGREEMENT
This Amendment #1 to Pharmacy Master Services Agreement (“Amendment”), effective as of the last date signed below (the “Effective Date”), is made pursuant to the terms of the Pharmacy Services Master Services Agreement (“Agreement”), effective as of July 1, 2020 between Jazz Pharmaceuticals, Inc. (“Jazz Pharmaceuticals”) and Express Scripts Specialty Distribution Services, Inc. (“ESSDS”) (individually, “Party” and collectively, “Parties”), the terms of which are incorporated herein by reference.
Whereas, ESSDS intends to relocate the fulfillment operations of the Certified Pharmacy.

Now therefore, in consideration of the above recital, which is incorporated by this reference, the mutual promises and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Section 4.9 Certified Pharmacy Relocation is hereby added to the Agreement:
4.9 Certified Pharmacy Relocation
a.Jazz Pharmaceuticals acknowledges that ESSDS intends to relocate the fulfillment operations of the Certified Pharmacy from its’ current address of 8931 Springdale Ave. Ste. A St. Louis, MO 63134 to 4600 North Hanley Rd. Ste. B St. Louis, MO 63121 at the close of business on July 16, 2021.
b.ESSDS shall be solely responsible for all out-of-pocket costs incurred as a result of this relocation.
c.At all times during this relocation, ESSDS shall handle, maintain, store, transport and deliver the Product in accordance with all Applicable Laws and SOPs.
d.ESSDS will not dispense from more than one Certified Pharmacy location at a time and will continue to provide Services in accordance with Section 2.8 of the Pharmacy Master Services Agreement.
2.Exhibit B hereby deleted and replaced in its’ entirety with Exhibit B below.
3.In the event of any conflict or inconsistency between the terms and provisions of the Agreement and the terms and provisions of this Amendment, the terms and provisions of this Amendment will govern and prevail. Except as expressly provided in this Amendment, this Amendment does not in any way change, modify or delete the provisions of the Agreement (or the Parties’ rights, remedies or obligations thereunder), and all such provisions shall remain in full force and effect. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

IN WITNESS WHEREOF, by signature of their respective duly authorized representatives below, the Parties have agreed to this Amendment as of the Effective Date.

EXPRESS SCRIPTS SPECIALTY DISTRIBUTIONS SERVICES, INC.	JAZZ PHARMACEUTICALS, INC.
By: Joshua B. Parker	By: Debra Feldman
Signature: /s/ Joshua B. Parker	Signature: /s/ Debra Feldman
Title: VP	Title: VP, Pharmacovigilance
Date: 07/01/2021 | 9:25 AM CDT	Date:04-Jul-2021

RPM for JLD 7.1.21

Exhibit B

ESSDS LOCATIONS

Express Scripts Building 3 4600 North Hanley Rd. Suite B St. Louis, MO 63121

Express Scripts Building 6 4700 North Hanley Rd. St. Louis, MO 63134
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